FINANCIAL INCOME AND EXPENSES	12 Months Ended
Dec. 31, 2019
FINANCIAL INCOME AND EXPENSES
FINANCIAL INCOME AND EXPENSES

NOTE 19 – FINANCIAL INCOME AND EXPENSES

	Year Ended December 31,
	2019	2018	2017
	U.S. dollars in thousands
Financial income from cash, deposits and investments:
In respect of cash and investments in bank deposits and marketable securities*	$359	$93	$1,389
Other financial income	95	151	202
	$454	$244	$1,591
Financial expenses from lease, notes, loans and other:
Convertible notes*	$—	$393	$4,427
Short-term bank loan	364	316	—
Lease liabilities	279	—	—
Short-term shareholders’ loans	—	85	—
Other financial expenses	432	359	427
Exchange rate differences	158	8	30
	$1,233	$1,161	$4,884
Gain on derivative financial instruments:
Gain on revaluation to fair value of the warrants embedded in the convertible notes	$—	96	2,141
Gain on revaluation to fair value of warrants	442	2,337	1,784
	$442	$2,433	$3,925

*Including the effect of changes in the exchange rate of the NIS against the dollar.